                                                                   EXHIBIT 10.31




                                  EXHIBIT A-5


                         [FORM OF CLASS E CERTIFICATE]

                                     A-5-1

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THE RIGHTS OF HOLDERS OF THE CLASS E CERTIFICATES TO RECEIVE DISTRIBUTIONS OF PRINCIPAL AND INTEREST IN RESPECT OF THE MORTGAGE LOANS WILL BE SUBORDINATED TO THE RIGHTS OF HOLDERS OF THE CLASS A, CLASS B, CLASS C, CLASS D, CLASS R AND CLASS LR CERTIFICATES TO RECEIVE DISTRIBUTIONS OF INTEREST AND PRINCIPAL.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY AN INITIAL INVESTOR (1) TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PROMULGATED UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND DELIVERY OF AN OPINION OF COUNSEL, IF REQUIRED BY THE TRUSTEE OR THE CERTIFICATE REGISTRAR AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO INSTITUTIONAL ACCREDITED INVESTORS AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE UNLESS THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH ESTABLISHES TO THEIR SATISFACTION THAT THE ACQUISITION AND SUBSEQUENT HOLDING OF SUCH OFFERED CERTIFICATES WOULD NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE.

THIS SECURITY WAS ISSUED ON MARCH 29, 1996 AT A PRICE EQUAL TO 87.195200% OF ITS ORIGINAL PRINCIPAL AMOUNT. BASED ON THAT ISSUE PRICE, THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES IN AN AMOUNT EQUAL TO

                                     A-5-2

12.8048% OF ITS ORIGINAL PRINCIPAL AMOUNT. THE MONTHLY YIELD TO MATURITY OF THIS SECURITY EXPRESSED ON AN ANNUAL BASIS IS APPROXIMATELY 11.5092% AND THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST ACCRUAL PERIOD (MARCH 29, 1996 THROUGH APRIL 15, 1996) AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THE SECURITY IS APPROXIMATELY 3.118106%. THE STATED INTEREST RATE ON THIS SECURITY IS 9.16% PER ANNUM. IN COMPUTING THE MONTHLY YIELD TO MATURITY AND THE OID AMOUNTS SPECIFIED ABOVE, THE FOLLOWING ASSUMPTIONS HAVE BEEN USED:_) A METHOD EMBODYING AN ECONOMIC ACCRUAL OF INCOME,_) A CONSTANT ANNUAL PREPAYMENT RATE OF 3% ON THE MORTGAGE COLLATERAL UNDERLYING THE CERTIFICATES, AND_) 30 DAYS PER MONTH/360 DAYS PER YEAR ACCOUNTING CONVENTION. THE ACTUAL YIELD TO MATURITY AND OID AMOUNTS MAY DIFFER FROM THE PROJECTED AMOUNTS.

              LTC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1996-1, CLASS E

                    evidencing a nonassessable, fully paid
                      percentage interest in a trust fund
              which includes a pool of commercial mortgage loans


Pass-Through Rate:  9.16%          No. E-1

Initial Certificate Principal
Amount: $11,811,000                First Distribution Date:
                                   April 15, 1996

Original Class E Aggregate         Final Scheduled
Certificate Principal Amount:      Distribution Date:
$11,811,000  April 15, 2028

                                   Cut-Off Date: March 1, 1996

                                     A-5-4

          This certifies that LTC REMIC Corporation is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the Aggregate Certificate Principal Amount of all Certificates of such Class, each as noted on the face hereof) in the Trust Fund, including the distributions to be made with respect to the Class E Certificates. The Trust Fund, described more fully below, consists primarily of Mortgage Loans held in trust by the Trustee and serviced by the Master Servicer and the Special Servicer, as applicable. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Agreement and is bound thereby. Also issued under the Agreement are the Class A, Class B, Class C, Class D, Class F, Class G, Class X-1, Class X-2, Class R and Class LR Certificates (together with the Class E Certificates, the "Certificates") (the Holders of Certificates issued under the Agreement are collectively referred to herein as "Certificateholders").

          This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") among LTC REMIC Corporation, as Depositor, LaSalle National Bank, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent, GMAC Commercial Mortgage Corporation, as Master Servicer and LTC Properties, Inc., as Originator and Special Servicer. In addition, LTC will be subservicer for the Mortgage Loans pursuant to a subservicing agreement to be dated as of March 1, 1996 with GMAC Commercial Mortgage Corporation (in such capacity the "Subservicer"). To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Agreement.

          THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR A DEPOSIT OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE SUBSERVICER, THE TRUSTEE OR THE FISCAL AGENT, OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE WILL NOT BE A SAVINGS ACCOUNT OR DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY PRIVATE ENTITY.

                                     A-5-5

          This Certificate represents a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of 1986, as amended (the "Code"). Each Holder of this Certificate, by acceptance hereof, agrees to treat, and to take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has caused to be executed and authenticated this Certificate in its limited capacity as Trustee under the Agreement.

          Pursuant to the terms of the Agreement, the Paying Agent will distribute, on the fifteenth day of each month or if any such fifteenth day is not a Business Day, on the next succeeding Business Day (each such date, a "Distribution Date"), commencing in April 1996, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class E Certificates for such Distribution Date, all as more fully described in the Agreement. The amount of interest which accrues on this Certificate during an Interest Accrual Period will be subject to reduction with respect to any Net Prepayment Interest Shortfall allocated to the Class E Certificates, as described in the Agreement.

          Interest will accrue on the outstanding Certificate Principal Amount of this Certificate at the Pass-Through Rate specified on the face of this Certificate. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. Interest accrued on this Certificate during an Interest Accrual Period, plus the Outstanding Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related

                                     A-5-6

Distribution Date to the extent provided in the Agreement. The "Interest
Accrual Period" relating to any Distribution Date is the one-month period from and including the first day of the month preceding the month in which such Distribution Date occurs to and including the last day of such month, commencing in March 1996.

          With the exception of the final distribution in respect of this Certificate, distributions on this Certificate will be made by the Paying Agent without the presentation or surrender of this Certificate or the making of any notation hereon, by check mailed by first-class mail to the address of the Holder set forth in the Certificate Register, or, provided the Holder holds Certificates the aggregate initial Certificate Principal Amount of which exceeds $5,000,000 and has provided the Paying Agent with wire instructions in writing at least five Business Days before the related Record Date, by wire transfer of immediately available funds to the account of such Holder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on this Certificate will be made in like manner after notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Holders of such final distribution.

          This Certificate is one of a duly authorized issue of Certificates designated as LTC Commercial Mortgage Pass-Through Certificates, Series 1996-1 and represents a fractional undivided interest in a Trust Fund. As more fully described in and subject to the limitations of the Agreement, the Trust Fund will consist primarily of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto;
(ii) all payments due on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the rights of the Trustee, Master Servicer and Special Servicer under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof;
(vi) any Assignments of Leases, Rents and Profits; (vii) any guaranties given as additional security for any Mortgage Loans; (viii) all

                                     A-5-7
assets deposited in the Collection Account, the Distribution Account, the Upper-Tier Distribution Account and the REO Account including reinvestment income; and
(ix) the proceeds of any of the foregoing.

          This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Agreement.

          As provided in the Agreement, withdrawals from the Collection Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including, among other things, reimbursement or payment to the Master Servicer, the Special Servicer, the Subservicer, the Trustee or the Fiscal Agent of certain expenses incurred or certain fees earned by the Master Servicer, the Special Servicer or the Trustee, including, without limitation, certain Nonrecoverable Advances.

          This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the holder of this Certificate by virtue of the acceptance hereof assents and by which the holder of this Certificate is bound.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its agent in the City of New York. The Trustee or the Certificate Registrar may require that this Certificate be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing. Thereupon, one or more new Certificates of a like aggregate Percentage

                                     A-5-8

Interest in the same Class of authorized denominations will be executed and authenticated by the Trustee and delivered by the Certificate Registrar to the designated transferee or transferees.

          Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Subservicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, Master Servicer, the Special Servicer, the Subservicer, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

          As provided in the Agreement and subject to certain limitations herein set forth, this Certificate is exchangeable for other Certificates of the same Class of authorized denominations of like aggregate Percentage Interests, as requested by the Holder surrendering the same.

          No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class R, Class LR, Class X-1 and Class X-2 Certificates representing not less than 66-2/3% of the Voting Rights allocated to each such Class of the Certificates affected by the amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificates issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain

                                     A-5-9
circumstances without the consent of the Holders of any of the Certificates, provided that such amendment would not adversely affect in any material respect the interests of any Certificateholder.

          Each of the Master Servicer, any Holder of a Class LR Certificate and the Special Servicer, may at its option, upon not less than 30 days' prior notice, given to the Trustee any time on or after the Early Termination Date specifying the Anticipated Termination Date, purchase on the Early Termination Date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, all property acquired in respect of any Mortgage Loans and any assets conveyed to the Trust Fund, at a purchase price, payable in cash, equal to not less than the greater of:

               (i) the sum of (without duplication of any amount in clauses (A) through (E) below):

               (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the Early Termination Determination Date; and

               (B) all unpaid interest accrued on such principal balance of each such Mortgage Loan at the related Mortgage Interest Rate to such Early Termination Determination Date; and

               (C) the fair market value of all other property included in the Trust Fund as of such Early Termination Determination Date; and

               (D) all unreimbursed P&I Advances, unreimbursed Servicing Advances and interest thereon at the Advance Rate; and

               (E) all unreimbursed Servicing Fees, Special Servicing Fees and Trustee Fees; and

          (ii) the aggregate fair market value (determined in accordance with Section 9.01(d)(ii)(B) of the Agreement) of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, as of the date of purchase.

                                    A-5-10

          The obligations created by the Agreement shall terminate upon the earliest to occur of (i) the repurchase of all Mortgage Loans by the Master Servicer, any Holder of a Class LR Certificate or the Special Servicer as described above; (ii) the later of (a) the distribution to Certificateholders of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; or
(iii) the sale of assets of the Trust Fund after the Certificate Principal Amounts of all the Certificates have been reduced to zero under circumstances set forth in the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last surviving descendant of a certain individual named in the Agreement living on the date thereof.

          Unless the Certificate of Authentication on this Certificate has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                    A-5-11

          IN WITNESS WHEREOF, the Authenticating Agent has caused this Certificate to be duly executed.


                                   LASALLE NATIONAL BANK
                                   as Authenticating Agent


                                   By:____________________________________
                                              Authorized Signatory


                         Certificate of Authentication

          This is one of the Class E Certificates referred to in the Agreement.

Dated:  March 29, 1996


                                   LASALLE NATIONAL BANK
                                   as Authenticating Agent


                                   By:____________________________________
                                               Authorized Officer

                                    A-5-12

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________________ (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the Class E Certificate and hereby authorize
(i) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Class E Certificate of the entire Percentage Interest represented by the within Class E Certificates to the above-named Assignee(s) and to deliver such Class E Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________


Date:_________________             ____________________________
                                   Signature by or on behalf
                                   of Assignor(s)


                                   ____________________________
                                   Taxpayer Identification Number

                                    A-5-13

                           DISTRIBUTION INSTRUCTIONS

          The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:__________________________________________________________________
________________________________________________________________________________

Distributions, if be made by wire transfer in immediately available funds to
________________________________________________________________________________
for the account of _____________________________________________________________
account number _________________________________________________________________

This information is provided by ________________________________________________
the Assignee(s) named above, or ________________________________________________
as its (their) agent.

                              By________________________________________________



                              __________________________________________________
                              [Please print or type name(s))



                              __________________________________________________
                              Title



                              __________________________________________________
                              Taxpayer Identification Number

                                    A-5-14

                                  EXHIBIT A-6

                         [FORM OF CLASS F CERTIFICATE]

                                     A-6-1

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THE RIGHTS OF HOLDERS OF THE CLASS F CERTIFICATES TO RECEIVE DISTRIBUTIONS OF PRINCIPAL AND INTEREST IN RESPECT OF THE MORTGAGE LOANS WILL BE SUBORDINATED TO THE RIGHTS OF HOLDERS OF THE CLASS A, CLASS B, CLASS C, CLASS D, CLASS E, CLASS R AND CLASS LR CERTIFICATES TO RECEIVE DISTRIBUTIONS OF INTEREST AND PRINCIPAL.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY AN INITIAL INVESTOR (1) TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PROMULGATED UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND DELIVERY OF AN OPINION OF COUNSEL, IF REQUIRED BY THE TRUSTEE OR THE CERTIFICATE REGISTRAR AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO INSTITUTIONAL ACCREDITED INVESTORS AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE UNLESS THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH ESTABLISHES TO THEIR SATISFACTION THAT THE ACQUISITION AND SUBSEQUENT HOLDING OF SUCH OFFERED CERTIFICATES WOULD NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE.

THIS SECURITY WAS ISSUED ON MARCH 29, 1996 AT A PRICE EQUAL TO 79.83333% OF ITS ORIGINAL PRINCIPAL AMOUNT. BASED ON THAT ISSUE PRICE, THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES IN AN AMOUNT EQUAL TO 20.1667% OF ITS ORIGINAL PRINCIPAL AMOUNT. THE MONTHLY YIELD TO

                                     A-6-2

MATURITY OF THIS SECURITY EXPRESSED ON AN ANNUAL BASIS IS APPROXIMATELY
13.0092% AND THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST ACCRUAL PERIOD (MARCH 29, 1996 THROUGH APRIL 15, 1996) AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THE SECURITY IS APPROXIMATELY 4.534045%. THE STATED INTEREST RATE ON THIS SECURITY IS 9.16% PER ANNUM. IN COMPUTING THE MONTHLY YIELD TO MATURITY AND THE OID AMOUNTS SPECIFIED ABOVE, THE FOLLOWING ASSUMPTIONS HAVE BEEN USED: A METHOD EMBODYING AN ECONOMIC ACCRUAL OF INCOME, A CONSTANT ANNUAL PREPAYMENT RATE OF 3% ON THE MORTGAGE COLLATERAL UNDERLYING THE CERTIFICATES, AND A 30 DAYS PER MONTH/360 DAYS PER YEAR ACCOUNTING CONVENTION. THE ACTUAL YIELD TO MATURITY AND OID AMOUNTS MAY DIFFER FROM THE PROJECTED AMOUNTS.

                                     A-6-3

              LTC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1996-1, CLASS F

                    evidencing a nonassessable, fully paid
                      percentage interest in a trust fund
              which includes a pool of commercial mortgage loans


Pass-Through Rate:  9.16%                      No. F-1

Initial Certificate Principal
Amount: $4,500,000                             First Distribution Date:
                                               April 15, 1996

Original Class F Aggregate                     Final Scheduled
Certificate Principal Amount:                  Distribution Date:
$4,500,000                                     April 15, 2028

                                               Cut-Off Date: March 1, 1996

                                     A-6-4

          This certifies that LTC REMIC Corporation is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the Aggregate Certificate Principal Amount of all Certificates of such Class, each as noted on the face hereof) in the Trust Fund, including the distributions to be made with respect to the Class F Certificates. The Trust Fund, described more fully below, consists primarily of Mortgage Loans held in trust by the Trustee and serviced by the Master Servicer and the Special Servicer, as applicable. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Agreement and is bound thereby. Also issued under the Agreement are the Class A, Class B, Class C, Class D, Class E, Class G, Class X-1, Class X-2, Class R and Class LR Certificates (together with the Class F Certificates, the "Certificates") (the Holders of Certificates issued under the Agreement are collectively referred to herein as "Certificateholders").

          This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") among LTC REMIC Corporation, as Depositor, LaSalle National Bank, as Trustee, ABN AMRO Bank, N.V., as Fiscal Agent, GMAC Commercial Mortgage Corporation, as Master Servicer and LTC Properties, Inc., as Originator and Special Servicer. In addition, LTC will be subservicer for the Mortgage Loans pursuant to a subservicing agreement to be dated as of March 1, 1996 with GMAC Commercial Mortgage Corporation (in such capacity the "Subservicer"). To the extent not defined herein, capitalized terms used herein shall have the meanings as signed thereto in the Agreement.

          THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR A DEPOSIT OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE SUBSERVICER, THE TRUSTEE OR THE FISCAL AGENT, OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE WILL NOT BE A SAVINGS ACCOUNT OR DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY PRIVATE ENTITY.

                                     A-6-5

          This Certificate represents a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of 1986, as amended (the "Code"). Each Holder of this Certificate, by acceptance hereof, agrees to treat, and to take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has caused to be executed and authenticated this Certificate in its limited capacity as Trustee under the Agreement.

          Pursuant to the terms of the Agreement, the Paying Agent will distribute, on the fifteenth day of each month or if any such fifteenth day is not a Business Day, on the next succeeding Business Day (each such date, a "Distribution Date"), commencing in April 1996, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class F Certificates for such Distribution Date, all as more fully described in the Agreement. The amount of interest which accrues on this Certificate during an Interest Accrual Period will be subject to reduction with respect to any Net Prepayment Interest Shortfall allocated to the Class F Certificates, as described in the Agreement.

          Interest will accrue on the outstanding Certificate Principal Amount of this Certificate at the Pass-Through Rate specified on the face of this Certificate. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. Interest accrued on this Certificate during an Interest Accrual Period, plus the Outstanding Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related

                                     A-6-6

Distribution Date to the extent provided in the Agreement. The "Interest
Accrual Period" relating to any Distribution Date is the one-month period from and including the first day of the month preceding the month in which such Distribution Date occurs to and including the last day of such month, commencing in March 1996.

          With the exception of the final distribution in respect of this Certificate, distributions on this Certificate will be made by the Paying Agent without the presentation or surrender of this Certificate or the making of any notation hereon, by check mailed by first-class mail to the address of the Holder set forth in the Certificate Register, or, provided the Holder holds Certificates the aggregate initial Certificate Principal Amount of which exceeds $5,000,000 and has provided the Paying Agent with wire instructions in writing at least five Business Days before the related Record Date, by wire transfer of immediately available funds to the account of such Holder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on this Certificate will be made in like manner after notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Holders of such final distribution.

          This Certificate is one of a duly authorized issue of Certificates designated as LTC Commercial Mortgage Pass-Through Certificates, Series 1996-1 and represents a fractional undivided interest in a Trust Fund. As more fully described in and subject to the limitations of the Agreement, the Trust Fund will consist primarily of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto;
(ii) all payments due on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the rights of the Trustee, Master Servicer and Special Servicer under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof;
(vi) any Assignments of Leases, Rents and Profits; (vii) any guaranties given as additional security for any Mortgage Loans; (viii) all

                                     A-6-7
assets deposited in the Collection Account, the Distribution Account, the Upper-Tier Distribution Account and the REO Account including reinvestment income; and
(ix) the proceeds of any of the foregoing.

          This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Agreement.

          As provided in the Agreement, withdrawals from the Collection Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including, among other things, reimbursement or payment to the Master Servicer, the Special Servicer, the Subservicer, the Trustee or the Fiscal Agent of certain expenses incurred or certain fees earned by the Master Servicer, the Special Servicer or the Trustee, including, without limitation, certain Nonrecoverable Advances.

          This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the holder of this Certificate by virtue of the acceptance hereof assents and by which the holder of this Certificate is bound.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its agent in the City of New York. The Trustee or the Certificate Registrar may require that this Certificate be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing. Thereupon, one or more new Certificates of a like aggregate Percentage

                                     A-6-8

Interest in the same Class of authorized denominations will be executed and authenticated by the Trustee and delivered by the Certificate Registrar to the designated transferee or transferees.

          Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Subservicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, Master Servicer, the Special Servicer, the Subservicer, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

          As provided in the Agreement and subject to certain limitations herein set forth, this Certificate is exchangeable for other Certificates of the same Class of authorized denominations of like aggregate Percentage Interests, as requested by the Holder surrendering the same.

          No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class R, Class LR, Class X-1 and Class X-2 Certificates representing not less than 66-2/3% of the Voting Rights allocated to each such Class of the Certificates affected by the amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificates issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain

                                     A-6-9
circumstances without the consent of the Holders of any of the Certificates, provided that such amendment would not adversely affect in any material respect the interests of any Certificateholder.

          Each of the Master Servicer, any Holder of a Class LR Certificate and the Special Servicer, may at its option, upon not less than 30 days' prior notice, given to the Trustee any time on or after the Early Termination Date specifying the Anticipated Termination Date, purchase on the Early Termination Date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, all property acquired in respect of any Mortgage Loans and any assets conveyed to the Trust Fund, at a purchase price, payable in cash, equal to not less than the greater of:

               (i) the sum of (without duplication of any amount in clauses (A) through (E) below):

               (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the Early Termination Determination Date; and

               (B) all unpaid interest accrued on such principal balance of each such Mortgage Loan at the related Mortgage Interest Rate to such Early Termination Determination Date; and

               (C) the fair market value of all other property included in the Trust Fund as of such Early Termination Determination Date; and

               (D) all unreimbursed P&I Advances, unreimbursed Servicing Advances and interest thereon at the Advance Rate; and

               (E) all unreimbursed Servicing Fees, Special Servicing Fees and Trustee Fees; and

          (ii) the aggregate fair market value (determined in accordance with Section 9.01(d)(ii)(B) of the Agreement) of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, as of the date of purchase.

                                    A-6-10

          The obligations created by the Agreement shall terminate upon the earliest to occur of (i) the repurchase of all Mortgage Loans by the Master Servicer, any Holder of a Class LR Certificate or the Special Servicer as described above; (ii) the later of (a) the distribution to Certificateholders of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; or
(iii) the sale of assets of the Trust Fund after the Certificate Principal Amounts of all the Certificates have been reduced to zero under circumstances set forth in the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last surviving descendant of a certain individual named in the Agreement living on the date thereof.

          Unless the Certificate of Authentication on this Certificate has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                    A-6-11

          IN WITNESS WHEREOF, the Authenticating Agent has caused this Certificate to be duly executed.


                                   LASALLE NATIONAL BANK
                                   as Authenticating Agent


                                   By:__________________________________
                                             Authorized Signatory


                         Certificate of Authentication

          This is one of the Class F Certificates referred to in the Agreement.


Dated: March 29, 1996


                                   LASALLE NATIONAL BANK
                                   as Authenticating Agent


                                   By:__________________________________
                                             Authorized Officer

                                    A-6-12

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________________ (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the Class F Certificate and hereby authorize
(i) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Class F Certificate of the entire Percentage Interest represented by the within Class F Certificates to the above-named Assignee(s) and to deliver such Class F Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________


Date:________________              ____________________________
                                   Signature by or on behalf
                                   of Assignor(s)


                                   ____________________________
                                   Taxpayer Identification Number

                                    A-6-13

                           DISTRIBUTION INSTRUCTIONS

          The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:__________________________________________________________________
________________________________________________________________________________

Distributions, if be made by wire transfer in immediately available funds to
________________________________________________________________________________
for the account of _____________________________________________________________
account number _________________________________________________________________

This information is provided by ________________________________________________
the Assignee(s) named above, or ________________________________________________
as its (their) agent.

                                   By___________________________________________



                                   _____________________________________________
                                   (Please print or type name(s))



                                   _____________________________________________
                                   Title



                                   _____________________________________________
                                   Taxpayer Identification Number

                                    A-6-14

                                  EXHIBIT A-7

                         [FORM OF CLASS G CERTIFICATE]

                                     A-7-1

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THE RIGHTS OF HOLDERS OF THE CLASS G CERTIFICATES TO RECEIVE DISTRIBUTIONS OF PRINCIPAL AND INTEREST IN RESPECT OF THE MORTGAGE LOANS WILL BE SUBORDINATED TO THE RIGHTS OF HOLDERS OF THE CLASS A, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS R AND CLASS LR CERTIFICATES TO RECEIVE DISTRIBUTIONS OF INTEREST AND PRINCIPAL.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY AN INITIAL INVESTOR (1) TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PROMULGATED UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND DELIVERY OF AN OPINION OF COUNSEL, IF REQUIRED BY THE TRUSTEE OR THE CERTIFICATE REGISTRAR AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO INSTITUTIONAL ACCREDITED INVESTORS AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE UNLESS THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH ESTABLISHES TO THEIR SATISFACTION THAT THE ACQUISITION AND SUBSEQUENT HOLDING OF SUCH OFFERED CERTIFICATES WOULD NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE.

THIS SECURITY WAS ISSUED ON MARCH 29, 1996 AT A PRICE EQUAL TO 48.244600% OF ITS ORIGINAL PRINCIPAL AMOUNT. BASED ON THAT ISSUE PRICE, THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES IN AN AMOUNT EQUAL TO

                                     A-7-2

51.7554% OF ITS ORIGINAL PRINCIPAL AMOUNT. THE MONTHLY YIELD TO MATURITY OF THIS SECURITY EXPRESSED ON AN ANNUAL BASIS IS APPROXIMATELY 11.29% AND THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST ACCRUAL PERIOD (MARCH 29, 1996 THROUGH APRIL 15, 1996) AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THE SECURITY IS APPROXIMATELY 4.914763%. THE STATED INTEREST RATE ON THIS SECURITY IS 9.16% PER ANNUM. IN COMPUTING THE MONTHLY YIELD TO MATURITY AND THE OID AMOUNTS SPECIFIED ABOVE, THE FOLLOWING ASSUMPTIONS HAVE BEEN USED: A METHOD EMBODYING AN ECONOMIC ACCRUAL OF INCOME, A CONSTANT ANNUAL PREPAYMENT RATE OF 3% ON THE MORTGAGE COLLATERAL UNDERLYING THE CERTIFICATES, AND A 30 DAYS PER MONTH/360 DAYS PER YEAR ACCOUNTING CONVENTION. THE ACTUAL YIELD TO MATURITY AND OID AMOUNTS MAY DIFFER FROM THE PROJECTED AMOUNTS.

                                     A-7-3

              LTC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1996-1, CLASS G

                    evidencing a nonassessable, fully paid
                      percentage interest in a trust fund
              which includes a pool of commercial mortgage loans


Pass-Through Rate:  9.16%                    No. G-1

Initial Certificate Principal
Amount: $5,624,255                           First Distribution Date:
                                             April 15, 1996

Original Class G Aggregate                   Final Scheduled
Certificate Principal Amount:                Distribution Date:
$5,624,255                                   April 15, 2028

                                             Cut-Off Date: March 1, 1996

                                     A-7-4

          This certifies that LTC REMIC Corporation is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the Aggregate Certificate Principal Amount of all Certificates of such Class, each as noted on the face hereof) in the Trust Fund, including the distributions to be made with respect to the Class G Certificates. The Trust Fund, described more fully below, consists primarily of Mortgage Loans held in trust by the Trustee and serviced by the Master Servicer and the Special Servicer, as applicable. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Agreement and is bound thereby. Also issued under the Agreement are the Class A, Class B, Class C, Class D, Class E, Class F, Class X-1, Class X-2, Class R and Class LR Certificates (together with the Class G Certificates, the "Certificates") (the Holders of Certificates issued under the Agreement are collectively referred to herein as "Certificateholders").

          This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") among LTC REMIC Corporation, as Depositor, LaSalle National Bank, as Trustee, ABN AMRO Bank, N.V., as Fiscal Agent, GMAC Commercial Mortgage Corporation, as Master Servicer and LTC Properties, Inc., as Originator and Special Servicer. In addition, LTC will be subservicer for the Mortgage Loans pursuant to a subservicing agreement to be dated as of March 1, 1996 with GMAC Commercial Mortgage Corporation (in such capacity the "Subservicer"). To the extent not defined herein, capitalized terms used herein shall have the meanings as signed thereto in the Agreement.

          THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR A DEPOSIT OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE SUBSERVICER, THE TRUSTEE OR THE FISCAL AGENT, OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE WILL NOT BE A SAVINGS ACCOUNT OR DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY PRIVATE ENTITY.

                                     A-7-5

          This Certificate represents a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of 1986, as amended (the "Code"). Each Holder of this Certificate, by acceptance hereof, agrees to treat, and to take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has caused to be executed and authenticated this Certificate in its limited capacity as Trustee under the Agreement.

          Pursuant to the terms of the Agreement, the Paying Agent will distribute, on the fifteenth day of each month or if any such fifteenth day is not a Business Day, on the next succeeding Business Day (each such date, a "Distribution Date"), commencing in April 1996, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class G Certificates for such Distribution Date, all as more fully described in the Agreement. The amount of interest which accrues on this Certificate during an Interest Accrual Period will be subject to reduction with respect to any Net Prepayment Interest Shortfall allocated to the Class G Certificates, as described in the Agreement.

          Interest will accrue on the outstanding Certificate Principal Amount of this Certificate at the Pass-Through Rate specified on the face of this Certificate. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. Interest accrued on this Certificate during an Interest Accrual Period, plus the Outstanding Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related

                                     A-7-6

Distribution Date to the extent provided in the Agreement. The "Interest Accrual Period" relating to any Distribution Date is the one-month period from and including the first day of the month preceding the month in which such Distribution Date occurs to and including the last day of such month, commencing in March 1996.

          With the exception of the final distribution in respect of this Certificate, distributions on this Certificate will be made by the Paying Agent without the presentation or surrender of this Certificate or the making of any notation hereon, by check mailed by first-class mail to the address of the Holder set forth in the Certificate Register, or, provided the Holder holds Certificates the aggregate initial Certificate Principal Amount of which exceeds $5,000,000 and has provided the Paying Agent with wire instructions in writing at least five Business Days before the related Record Date, by wire transfer of immediately available funds to the account of such Holder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on this Certificate will be made in like manner after notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Holders of such final distribution.

          This Certificate is one of a duly authorized issue of Certificates designated as LTC Commercial Mortgage Pass-Through Certificates, Series 1996-1 and represents a fractional undivided interest in a Trust Fund. As more fully described in and subject to the limitations of the Agreement, the Trust Fund will consist primarily of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto;
(ii) all payments due on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the rights of the Trustee, Master Servicer and Special Servicer under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof;
(vi) any Assignments of Leases, Rents and Profits; (vii) any guaranties given as additional security for any Mortgage Loans; (viii) all

                                     A-7-7
assets deposited in the Collection Account, the Distribution Account, the Upper-Tier Distribution Account and the REO Account including reinvestment income; and
(ix) the proceeds of any of the foregoing.

          This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Agreement.

          As provided in the Agreement, withdrawals from the Collection Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including, among other things, reimbursement or payment to the Master Servicer, the Special Servicer, the Subservicer, the Trustee or the Fiscal Agent of certain expenses incurred or certain fees earned by the Master Servicer, the Special Servicer or the Trustee, including, without limitation, certain Nonrecoverable Advances.

          This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the holder of this Certificate by virtue of the acceptance hereof assents and by which the holder of this Certificate is bound.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its agent in the City of New York. The Trustee or the Certificate Registrar may require that this Certificate be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing. Thereupon, one or more new Certificates of a like aggregate Percentage

                                     A-7-8

Interest in the same Class of authorized denominations will be executed and authenticated by the Trustee and delivered by the Certificate Registrar to the designated transferee or transferees.

          Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Subservicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, Master Servicer, the Special Servicer, the Subservicer, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

          As provided in the Agreement and subject to certain limitations herein set forth, this Certificate is exchangeable for other Certificates of the same Class of authorized denominations of like aggregate Percentage Interests, as requested by the Holder surrendering the same.

          No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class R, Class LR, Class X-1 and Class X-2 Certificates representing not less than 66-2/3% of the Voting Rights allocated to each such Class of the Certificates affected by the amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificates issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain

                                     A-7-9
circumstances without the consent of the Holders of any of the Certificates, provided that such amendment would not adversely affect in any material respect the interests of any Certificateholder.

          Each of the Master Servicer, any Holder of a Class LR Certificate and the Special Servicer, may at its option, upon not less than 30 days' prior notice, given to the Trustee any time on or after the Early Termination Date specifying the Anticipated Termination Date, purchase on the Early Termination Date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, all property acquired in respect of any Mortgage Loans and any assets conveyed to the Trust Fund, at a purchase price, payable in cash, equal to not less than the greater of:

               (i) the sum of (without duplication of any amount in clauses (A) through (E) below):

               (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the Early Termination Determination Date; and

               (B) all unpaid interest accrued on such principal balance of each such Mortgage Loan at the related Mortgage Interest Rate to such Early Termination Determination Date; and

               (C) the fair market value of all other property included in the Trust Fund as of such Early Termination Determination Date; and

               (D) all unreimbursed P&I Advances, unreimbursed Servicing Advances and interest thereon at the Advance Rate; and

               (E) all unreimbursed Servicing Fees, Special Servicing Fees and Trustee Fees; and

          (ii) the aggregate fair market value (determined in accordance with Section 9.01(d)(ii)(B) of the Agreement) of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, as of the date of purchase.

                                    A-7-10

          The obligations created by the Agreement shall terminate upon the earliest to occur of (i) the repurchase of all Mortgage Loans by the Master Servicer, any Holder of a Class LR Certificate or the Special Servicer as described above; (ii) the later of (a) the distribution to Certificateholders of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; or
(iii) the sale of assets of the Trust Fund after the Certificate Principal Amounts of all the Certificates have been reduced to zero under circumstances set forth in the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last surviving descendant of a certain individual named in the Agreement living on the date thereof.

          Unless the Certificate of Authentication on this Certificate has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                    A-7-11

          IN WITNESS WHEREOF, the Authenticating Agent has caused this Certificate to be duly executed.


                                   LASALLE NATIONAL BANK
                                   as Authenticating Agent


                                   By:________________________________
                                            Authorized Signatory


                         Certificate of Authentication

          This is one of the Class G Certificates referred to in the Agreement.


Dated: March 29, 1996


                                   LASALLE NATIONAL BANK
                                   as Authenticating Agent


                                   By:________________________________
                                              Authorized Officer

                                    A-7-12

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________________ (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the Class G Certificate and hereby authorize
(i) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Class G Certificate of the entire Percentage Interest represented by the within Class G Certificates to the above-named Assignee(s) and to deliver such Class G Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________


Date:_________________             ____________________________
                                   Signature by or on behalf
                                   of Assignor(s)


                                   ____________________________
                                   Taxpayer Identification Number

                                    A-7-13

                           DISTRIBUTION INSTRUCTIONS

          The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:__________________________________________________________________
________________________________________________________________________________

Distributions, if be made by wire transfer in immediately available funds to
________________________________________________________________________________
for the account of _____________________________________________________________
account number _________________________________________________________________

This information is provided by ________________________________________________
the Assignee(s) named above, or ________________________________________________
as its (their) agent.

                              By________________________________________________



                              __________________________________________________
                              [Please print or type name(s))



                              __________________________________________________
                              Title



                              __________________________________________________
                              Taxpayer Identification Number

                                    A-7-14

                                  EXHIBIT A-8

                        FORM OF CLASS X-1 CERTIFICATES

                                     A-8-1

THE RIGHTS OF HOLDERS OF THE CLASS X-1 CERTIFICATES TO RECEIVE DISTRIBUTIONS OF INTEREST IN RESPECT OF THE MORTGAGE LOANS WILL BE SUBORDINATED TO THE RIGHTS OF HOLDERS OF THE CLASS A, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS R AND CLASS LR CERTIFICATES TO RECEIVE DISTRIBUTIONS OF INTEREST AND PRINCIPAL.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY AN INITIAL INVESTOR (1) TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PROMULGATED UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND DELIVERY OF AN OPINION OF COUNSEL, IF REQUIRED BY THE TRUSTEE OR THE CERTIFICATE REGISTRAR AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO INSTITUTIONAL ACCREDITED INVESTORS AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE UNLESS THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH ESTABLISHES TO THEIR SATISFACTION THAT THE ACQUISITION AND SUBSEQUENT HOLDING OF SUCH OFFERED CERTIFICATES WOULD NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE.

THIS SECURITY WAS ISSUED ON MARCH 29, 1996 AT A PRICE EQUAL TO 4.6391% OF ITS ORIGINAL NOTIONAL AMOUNT. BASED ON THAT ISSUE PRICE, THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES IN AN AMOUNT EQUAL TO 95.3609% OF ITS ORIGINAL NOTIONAL AMOUNT. THE MONTHLY YIELD TO MATURITY OF THIS SECURITY EXPRESSED ON ANNUAL BASIS IS APPROXIMATELY 19.9637%. IN COMPUTING THE MONTHLY YIELD TO MATURITY AND

                                     A-8-2

THE OID AMOUNTS SPECIFIED ABOVE, THE FOLLOWING ASSUMPTIONS HAVE BEEN USED:_) A METHOD EMBODYING AN ECONOMIC ACCRUAL OF INCOME,_) A CONSTANT ANNUAL PREPAYMENT RATE OF 3% ON THE MORTGAGE COLLATERAL UNDERLYING THE CERTIFICATES, AND A_) 30 DAYS PER MONTH/360 DAYS PER YEAR ACCOUNTING CONVENTION. THE ACTUAL YIELD TO MATURITY AND OID AMOUNTS MAY DIFFER FROM THE PROJECTED AMOUNTS.

                                     A-8-3

              LTC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                           SERIES 1996-1, CLASS X-1


                    evidencing a nonassessable, fully paid
                      percentage interest in a trust fund
              which includes a pool of commercial mortgage loans


                                             No. X-1

Percentage Interest evidenced                First Distribution Date
by this Certificate: 100%
                                             April 15, 1996


                                             Final Scheduled
                                             Distribution Date:
                                             April 15, 2028

                                             Cut-Off Date: March 1, 1996

                                     A-8-4

          This certifies that LTC REMIC Corporation is the registered owner of the Percentage Interest evidenced by this Certificate in monthly Distributions to Holders of Class X-1 Certificates with respect to the Trust Fund. The Trust Fund, described more fully below, consists primarily of Mortgage Loans held in trust by the Trustee and serviced by the Master Servicer and the Special Servicer, as applicable. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Agreement and is bound thereby. Also issued under the Agreement are Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class X-2, Class R and Class LR Certificates (together with the Class X-1 Certificates, the "Certificates") (the Holders of Certificates issued under the Agreement are collectively referred to herein as "Certificateholders").

          This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") among LTC REMIC Corporation, as Depositor, LaSalle National Bank, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent, GMAC Commercial Mortgage Corporation, as Master Servicer and LTC Properties, Inc., as Originator and Special Servicer. In addition, LTC will be subservicer for the Mortgage Loans pursuant to a subservicing agreement to be dated as of March 1, 1996 with GMAC Commercial Mortgage Corporation (in such capacity the "Subservicer"). To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Agreement.

          THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR A DEPOSIT OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE SUBSERVICER, THE TRUSTEE OR THE FISCAL AGENT, OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE WILL NOT BE A SAVINGS ACCOUNT OR DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY PRIVATE ENTITY.

          This Certificate represents a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of 1986, as amended (the "Code"). Each Holder of this Certificate, by acceptance hereof, agrees to treat, and to take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and

                                     A-8-5
franchise taxes and other taxes imposed on or measured by income.

          The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has caused to be executed and authenticated this Certificate in its limited capacity as Trustee under the Agreement.

          Pursuant to the terms of the Agreement, the Paying Agent will distribute, on the fifteenth day of each month or if any such fifteenth day is not a Business Day, on the next succeeding Business Day (each such date, a "Distribution Date"), commencing in April 1996, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of interest then distributable, if any, allocable to the Class X-1 Certificates for such Distribution Date, all as more fully described in the Agreement. The Class X-1 Certificates are not entitled to receive distributions of principal. Interest will accrue on the Class X-1 Certificates during each Interest Accrual Period in an amount equal to a portion of the interest accrued on each Mortgage Loan during the related Mortgage Loan Due Period equal to interest accrued on such Mortgage Loan during such period at a rate per annum equal to the excess of the Net Mortgage Interest Rate of such Mortgage Loan over 9.16%, calculated on the basis of the actual number of days for which interest accrues on such Mortgage Loan during the related Mortgage Loan Due Period according to the terms of such Mortgage Loan and a 360-day year. The amount of interest which accrues on this Certificate during an Interest Accrual Period will be subject to reduction with respect to any Net Prepayment Interest Shortfall allocated to the Class X-1 Certificates, as described in the Agreement.

          Interest accrued on this Certificate during an Interest Accrual Period, plus the Outstanding Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Agreement. The "Interest Accrual Period" relating to any Distribution Date is the Mortgage Loan Due Period for each Mortgage Loan.

          With the exception of the final distribution in respect of this Certificate, distributions on this Certificate will be made by the Paying Agent without the presentation or surrender of this Certificate or the making of any notation hereon, by check

                                     A-8-6
mailed by first-class mail to the address of the Holder set forth in the Certificate Register, or, provided the Holder holds Certificates the aggregate initial Notional Amount of which exceeds $5,000,000 and has provided the Paying Agent with wire instructions in writing at least five Business Days before the related Record Date, by wire transfer of immediately available funds to the account of such Holder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on this Certificate will be made in like manner after notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Holders of such final distribution.

          This Certificate is one of a duly authorized issue of Certificates designated as LTC Commercial Mortgage Pass-Through Certificates, Series 1996-1 and represents a fractional undivided interest in a Trust Fund. As more fully described in and subject to the limitations of the Agreement, the Trust Fund will consist primarily of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto;
(ii) all payments due on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the rights of the Trustee, Master Servicer and Special Servicer under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof;
(vi) any Assignments of Leases, Rents and Profits; (vii) any guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Collection Account, the Distribution Account, the Upper-Tier Distribution Account and the REO Account including reinvestment income; and (ix) the proceeds of any of the foregoing.

          This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Agreement.

          As provided in the Agreement, withdrawals from the Collection Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including, among other things, reimbursement or payment to the Master Servicer, the Special Servicer, the Subservicer, the Trustee or the Fiscal Agent of certain expenses

                                     A-8-7
incurred or certain fees earned by the Master Servicer, the Special Servicer or the Trustee, including, without limitation, certain Nonrecoverable Advances.

          This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the holder of this Certificate by virtue of the acceptance hereof assents and by which the holder of this Certificate is bound.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its agent in the City of New York. The Trustee or the Certificate Registrar may require that this Certificate be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing. Thereupon, one or more new Certificates of a like aggregate Percentage Interest in the same Class of authorized denominations will be executed and authenticated by the Trustee and delivered by the Certificate Registrar to the designated transferee or transferees.

          Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Subservicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, Master Servicer, the Special Servicer, the Subservicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by notice to the contrary.

          As provided in the Agreement and subject to certain limitations herein set forth, this Certificate is exchangeable for other Certificates of the same Class of authorized denominations of like aggregate Percentage Interests, as requested by the Holder surrendering the same.

                                     A-8-8

          No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class R, Class LR, Class X-1 and Class X-2 Certificates representing not less than 66-2/3% of the Voting Rights allocated to each such Class of the Certificates affected by the amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificates issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates, provided that such amendment would not adversely affect in any material respect the interests of any Certificateholder.

          Each of the Master Servicer, any Holder of a Class LR Certificate and the Special Servicer, may at its option, upon not less than 30 days' prior notice, given to the Trustee any time on or after the Early Termination Date specifying the Anticipated Termination Date, purchase on the Early Termination Date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, all property acquired in respect of any Mortgage Loans and any assets conveyed to the Trust Fund, at a purchase price, payable in cash, equal to not less than the greater of:

          (i) the sum of (without duplication of any amount in clauses (A) through (E) below):

                    (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the Early Termination Determination Date; and

                    (B) all unpaid interest accrued on such principal balance of each such Mortgage Loan at the related Mortgage Interest Rate to such Early Termination Determination Date; and

                                     A-8-9

                    (C) the fair market value of all other property included in the Trust Fund as of such Early Termination Determination Date; and

                    (D) all unreimbursed P&I Advances, unreimbursed Servicing Advances and interest thereon at the Advance Rate; and

                    (E) all unreimbursed Servicing Fees, Special Servicing Fees and Trustee Fees; and

          (ii) the aggregate fair market value (determined in accordance with Section 9.01(d)(ii)(B) of the Agreement) of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan or Underlying Certificate in the Trust Fund, as of the date of purchase.

          The obligations created by the Agreement shall terminate upon the earliest to occur of (i) the repurchase of all Mortgage Loans by the Master Servicer, any Holder of a Class LR Certificate or the Special Servicer as described above; (ii) the later of (a) the distribution to Certificateholders of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; or
(iii) the sale of assets of the Trust Fund after the Certificate Principal Amounts of all the Certificates have been reduced to zero under circumstances set forth in the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last surviving descendant of a certain individual named in the Agreement living on the date thereof.

          Unless the Certificate of Authentication on this Certificate has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                    A-8-10

          IN WITNESS WHEREOF, the Authenticating Agent has caused this Certificate to be duly executed.


                                   LASALLE NATIONAL BANK,
                                   as Authenticating Agent


                                   By:________________________________
                                             Authorized Signatory


                         Certificate of Authentication

          This is one of the Class X-1 Certificates referred to in the Agreement.


Dated:  March 29, 1996

                                   LASALLE NATIONAL BANK,
                                   as Authenticating Agent


                                   By:________________________________
                                              Authorized Officer

                                    A-8-11

                           DISTRIBUTION INSTRUCTIONS

          The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:
________________________________________________________________________________
________________________________________________________________________________

Distributions, if be made by wire transfer in immediately available funds to
________________________________________________________________________________
________________________________________________________________________________
or the account of ______________________________________________________________
account number _________________________________________________________________

This information is provided by ________________________ the Assignee(s) named above, or _________________________ as its (their) agent.


                                   By___________________________________________



                                   _____________________________________________
                                   [Please print or type name(s)]



                                   _____________________________________________
                                   Title



                                   _____________________________________________
                                   Taxpayer Identification Number

                                    A-8-12

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)" hereby sell(s), assign(s) and transfer(s) unto _________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________ (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the Class X-1 Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Class X-1 Certificate of the entire Percentage Interest represented by the within Class X-1 Certificates to the above-named Assignee(s) and to deliver such Class X-1 Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________


Date:________________              ________________________________
                                   Signature by or on behalf
                                   of Assignor(s)


                                   ________________________________
                                   Taxpayer Identification Number

                                    A-8-13

                                  EXHIBIT A-9

                         FORM OF CLASS X-2 CERTIFICATE

                                     A-9-1

THE RIGHTS OF HOLDERS OF THE CLASS X-2 CERTIFICATES TO RECEIVE DISTRIBUTIONS OF INTEREST IN RESPECT OF THE MORTGAGE LOANS WILL BE SUBORDINATED TO THE RIGHTS OF HOLDERS OF THE CLASS A, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS R AND CLASS LR CERTIFICATES TO RECEIVE DISTRIBUTIONS OF INTEREST AND PRINCIPAL.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY AN INITIAL INVESTOR (1) TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PROMULGATED UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND DELIVERY OF AN OPINION OF COUNSEL, IF REQUIRED BY THE TRUSTEE OR THE CERTIFICATE REGISTRAR AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO INSTITUTIONAL ACCREDITED INVESTORS AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE UNLESS THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH ESTABLISHES TO THEIR SATISFACTION THAT THE ACQUISITION AND SUBSEQUENT HOLDING OF SUCH OFFERED CERTIFICATES WOULD NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE.

THIS SECURITY WAS ISSUED ON MARCH 29, 1996 AT A PRICE EQUAL TO 5.7693% OF ITS ORIGINAL NOTIONAL AMOUNT. BASED ON THAT ISSUE PRICE, THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES IN AN AMOUNT EQUAL TO 94.2307% OF ITS ORIGINAL NOTIONAL AMOUNT. THE MONTHLY YIELD TO MATURITY OF THIS SECURITY EXPRESSED ON ANNUAL BASIS IS APPROXIMATELY 25.3304%. IN COMPUTING THE MONTHLY YIELD TO MATURITY AND

                                     A-9-2

THE OID AMOUNTS SPECIFIED ABOVE, THE FOLLOWING ASSUMPTIONS HAVE BEEN USED:_) A METHOD EMBODYING AN ECONOMIC ACCRUAL OF INCOME, _) A CONSTANT ANNUAL PREPAYMENT RATE OF 3% ON THE MORTGAGE COLLATERAL UNDERLYING THE CERTIFICATES, AND _) A 30 DAYS PER MONTH/360 DAYS PER YEAR ACCOUNTING CONVENTION. THE ACTUAL YIELD TO MATURITY AND OID AMOUNTS MAY DIFFER FROM THE PROJECTED AMOUNTS.

                                     A-9-3

              LTC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                           SERIES 1996-1, CLASS X-2


                    evidencing a nonassessable, fully paid
                      percentage interest in a trust fund
              which includes a pool of commercial mortgage loans


                                        No. X-2

Percentage Interest evidenced           First Distribution Date:
by this Certificate: 100%               April 15, 1996

                                        Final Scheduled
                                        Distribution Date:
                                        April 15, 2028

                                        Cut-Off Date: March 1, 1996

                                     A-9-4

          This certifies that LTC REMIC Corporation is the registered owner of the Percentage Interest evidenced by this Certificate in monthly Distributions to Holders of Class X-2 Certificates with respect to the Trust Fund. The Trust Fund, described more fully below, consists primarily of Mortgage Loans held in trust by the Trustee and serviced by the Master Servicer and the Special Servicer, as applicable. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Agreement and is bound thereby. Also issued under the Agreement are Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class X-1, Class R and Class LR Certificates (together with the Class X-2 Certificates, the "Certificates") (the Holders of Certificates issued under the Agreement are collectively referred to herein as "Certificateholders").

          This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") among LTC REMIC Corporation, as Depositor, LaSalle National Bank, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent, GMAC Commercial Mortgage Corporation, as Master Servicer and LTC Properties, Inc., as Originator and Special Servicer. In addition, LTC will be subservicer for the Mortgage Loans pursuant to a subservicing agreement to be dated as of March 1, 1996 with GMAC Commercial Mortgage Corporation (in such capacity the "Subservicer"). To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Agreement.

          THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR A DEPOSIT OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE SUBSERVICER, THE TRUSTEE OR THE FISCAL AGENT, OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE WILL NOT BE A SAVINGS ACCOUNT OR DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY PRIVATE ENTITY.

          This Certificate represents a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1)

                                     A-9-5
and 860D of the Internal Revenue Code of 1986, as amended (the "Code"). Each Holder of this Certificate, by acceptance hereof, agrees to treat, and to take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or mea sured by income.

          The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates, the Mortgage Loans and has caused to be executed and authenticated this Certificate in its limited capacity as Trustee under the Agreement.

          Pursuant to the terms of the Agreement, the Paying Agent will distribute, on the fifteenth day of each month or if any such fifteenth day is not a Business Day, on the next succeeding Business Day (each such date, a "Distribution Date"), commencing in April 1996, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of interest then distributable, if any, allocable to the Class X-2 Certificates for such Distribution Date, all as more fully described in the Agreement. The Class X-2 Certificates are not entitled to receive distributions of principal. Interest will accrue on the Class X-2 Certificates during each Interest Accrual Period in an amount equal to the aggregate of the interest accrued (on the basis of a 360-day year consisting of twelve 30-day months) on the Certificate Principal Amount of the Class AL Interest at the Class A Spread Rate, on the Certificate Principal Amount of the Class AR-L Interest at the Class R Spread Rate, on the Certificates Principal Amount of the Class BL Interest at the Class B Spread Rate, on the Certificate Principal Amount of the Class CL Interest at the Class C Spread Rate and on the Certificate Principal Amount of the Class DL Interest at the Class D Spread Rate. The amount of interest which accrues on this Certificate during an Interest Accrual Period will be subject to reduction with respect to any Net Prepayment Interest Shortfall allocated to the Class X-2 Certificates, as described in the Agreement.

                                     A-9-6

          Interest will be calculated on the basis of a 360-day year of twelve 30-day months. Interest accrued on this Certificate during an Interest Accrual Period, plus the Outstanding Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Agreement. The "Interest Accrual Period" relating to any Distribution Date is the Mortgage Loan Due Period for each Mortgage Loan.

          With the exception of the final distribution in respect of this Certificate, distributions on this Certificate will be made by the Paying Agent without the presentation or surrender of this Certificate or the making of any notation hereon, by check mailed by first-class mail to the address of the Holder set forth in the Certificate Register, or, provided the Holder holds Certificates the aggregate initial Notional Amount of which exceeds $5,000,000 and has provided the Paying Agent with wire instructions in writing at least five Business Days before the related Record Date, by wire transfer of immediately available funds to the account of such Holder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on this Certificate will be made in like manner after notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Holders of such final distribution.

          This Certificate is one of a duly authorized issue of Certificates designated as LTC Commercial Mortgage Pass-Through Certificates, Series 1996-1 and represents a fractional undivided interest in a Trust Fund. As more fully described in and subject to the limitations of the Agreement, the Trust Fund will consist primarily of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto;
(ii) all payments due on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the rights of the Trustee, Master Servicer and Special Servicer under the insurance policies with respect to the

                                     A-9-7

Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits; (vii) any guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Collection Account, the Distribution Account, the Upper-Tier Distribution Account and the REO Account including reinvestment income; and
(ix) the proceeds of any of the foregoing.

          This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Agreement.

          As provided in the Agreement, withdrawals from the Collection Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including, among other things, reimbursement or payment to the Master Servicer, the Special Servicer, the Subservicer, the Trustee or the Fiscal Agent of certain expenses incurred or certain fees earned by the Master Servicer, the Special Servicer or the Trustee, including, without limitation, certain Nonrecoverable Advances.

          This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the holder of this Certificate by virtue of the acceptance hereof assents and by which the holder of this Certificate is bound.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its agent in the City of New York. The Trustee or the Certificate Registrar may require that this Certificate be duly endorsed by, or accompanied by a written instrument of transfer in form

                                     A-9-8
satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing. Thereupon, one or more new Certificates of a like aggregate Percentage Interest in the same Class of authorized denominations will be executed and authenticated by the Trustee and delivered by the Certificate Registrar to the designated transferee or transferees.

          Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Subservicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, Master Servicer, the Special Servicer, the Subservicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by notice to the contrary.

          As provided in the Agreement and subject to certain limitations herein set forth, this Certificate is exchangeable for other Certificates of the same Class of authorized denominations of like aggregate Percentage Interests, as requested by the Holder surrendering the same.

          No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class R, Class LR, Class X-1 and Class X-2 Certificates representing not less than 66-2/3% of the Voting Rights allocated to each such Class of the Certificates affected by the amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate

                                     A-9-9
and of any Certificates issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates, provided that such amendment would not adversely affect in any material respect the interests of any Certificateholder.

          Each of the Master Servicer, any Holder of a Class LR Certificate and the Special Servicer, may at its option, upon not less than 30 days' prior notice, given to the Trustee any time on or after the Early Termination Date specifying the Anticipated Termination Date, purchase on the Early Termination Date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, all property acquired in respect of any Mortgage Loans and any assets conveyed to the Trust Fund, at a purchase price, payable in cash, equal to not less than the greater of:

          (i) the sum of (without duplication of any amount in clauses (A) through (E) below):

                    (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the Early Termination Determination Date; and

                    (B) all unpaid interest accrued on such principal balance of each such Mortgage Loan at the related Mortgage Interest Rate to such Early Termination Determination Date; and

                    (C) the fair market value of all other property included in the Trust Fund as of such Early Termination Determination Date; and

                    (D) all unreimbursed P&I Advances, unreimbursed Servicing Advances and interest thereon at the Advance Rate; and

                    (E) all unreimbursed Servicing Fees, Special Servicing Fees and Trustee Fees; and

          (ii) the aggregate fair market value (determined

                                    A-9-10
     in accordance with Section 9.01(d)(ii)(B) of the Agreement) of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, as of the date of purchase.

          The obligations created by the Agreement shall terminate upon the earliest to occur of (i) the repurchase of all Mortgage Loans by the Master Servicer, any Holder of a Class LR Certificate or the Special Servicer as described above; (ii) the later of (a) the distribution to Certificateholders of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; or
(iii) the sale of assets of the Trust Fund after the Certificate Principal Amounts of all the Certificates have been reduced to zero under circumstances set forth in the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last surviving descendant of a certain individual named in the Agreement living on the date thereof.

          Unless the Certificate of Authentication on this Certificate has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                    A-9-11

          IN WITNESS WHEREOF, the Authenticating Agent has caused this Certificate to be duly executed.


                                   LASALLE NATIONAL BANK
                                   as Authenticating Agent


                                   By ________________________________
                                             Authorized Signatory


                         Certificate of Authentication

          This is one of the Class X-2 Certificates referred to in the Agreement.

Dated:  March 29, 1996


                                   LASALLE NATIONAL BANK
                                   as Authenticating Agent


                                   By:________________________________
                                             Authorized Officer

                                    A-9-12

                           DISTRIBUTION INSTRUCTIONS

          The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:
________________________________________________________________________________
________________________________________________________________________________

Distributions, if be made by wire transfer in immediately available funds to
________________________________________________________________________________
________________________________________________________________________________
for the account of _____________________________________________________________
account number _________________________________________________________________

This information is provided by ________________________________________________
the Assignee(s) named above, or ________________________________________________
as its (their) agent.


                                   By __________________________________


                                   _____________________________________
                                   [Please print or type name(s)]


                                   _____________________________________
                                   Title


                                   _____________________________________
                                   Taxpayer Identification Number

                                    A-9-13

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)" hereby sell(s), assign(s) and transfer(s) unto _________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_______ (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the Class X-2 Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Class X-2 Certificate of the entire Percentage Interest represented by the within Class X-2 Certificates to the above-named Assignee(s) and to deliver such Class X-2 Certificate to the following address:


________________________________________________________________________________
________________________________________________________________________________


Date:________________    ________________________________
                         Signature by or on behalf of
                         Assignor(s)


                         ________________________________
                         Taxpayer Identification Number

                                    A-9-14

                                   EXHIBIT D

                          FORM OF CUSTODIAL AGREEMENT


          THIS CUSTODIAL AGREEMENT, dated as of [    ] by and among [NAME OF
CUSTODIAN], as Custodian (the "Custodian"), GMAC Commercial Mortgage Corporation, as Master Servicer (the "Master Servicer "), and LaSalle National Bank, as Trustee (the "Trustee").


                             W I T N E S S E T H :

          WHEREAS, the Master Servicer and the Trustee are parties to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1996, among LTC REMIC Corporation, as Depositor, the Master Servicer, LTC Properties Inc., as Special Servicer and Originator, the Trustee, and ABN AMRO Bank N.V. as Fiscal Agent, relating to Commercial Mortgage Pass-Through Certificates, Series 1996-1 (capitalized terms used but not defined herein having the meaning assigned thereto in the Pooling and Servicing Agreement);

          WHEREAS, the parties hereto desire the Custodian to take possession of the documents specified in Section 2.1 of the Pooling and Servicing Agreement, as custodian for the Trustee, in accordance with the terms hereof;

          NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

          1. The Trustee hereby certifies that it has caused to be delivered and released to the Custodian and the Custodian hereby acknowledges receipt of the documents specified in Section 2.1 of the Pooling and Servicing Agreement pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement as Exhibit B. From time to time, the Master Servicer or the Special Servicer, as applicable, shall forward to the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan approved by the Master Servicer. All Mortgage Loan documents held by the Custodian as to each Mortgage Loan are referred to herein as the "Custodian's Mortgage File." The Custodian hereby agrees to review each of the Custodian's Mortgage Files and perform such other obligations of the Custodian as such obligations are set forth in the Pooling and Servicing Agreement (including Sections 2.1 and 2.2 thereof).

          2. With respect to each Note, each Mortgage, each Assignment of Mortgage and each other document constituting each Custodian's Mortgage File which is delivered to the Custodian or which at any time comes into the possession of the Custodian, the Custodian is exclusively the custodian for and the bailee of the Trustee or the Master Servicer. The Custodian shall hold all documents constituting each Custodian's Mortgage File received by it for the exclusive use and benefit of the Trustee, and shall make disposition thereof only in accordance with the instructions furnished by the Master Servicer. The Custodian shall segregate and maintain continuous custody of all documents constituting the Custodian's Mortgage File received in secure and fire resistant facilities located in the State of Illinois in accordance with customary standards for such custody. In the event the Custodian discovers any defect with respect to any Custodian's Mortgage File, the Custodian shall give written specification of such defect to the Master Servicer and the Trustee.

          3. From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian is hereby directed, upon written request and receipt from the Master Servicer (a copy of which shall be forwarded to the Trustee), to release to the Master Servicer the related Custodian's Mortgage File or the documents set forth in such receipt to the Master Servicer. All documents so released to the Master Servicer shall be held by it in trust for the benefit of the Trustee. The Master Servicer shall return to the Custodian the Custodian's Mortgage File or such documents when the Master Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certification to this effect from the Master Servicer to the Custodian, the Master Servicer's receipt shall be released by the Custodian to the Master Servicer.

          4. Upon the re-purchase of any Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement or the payment in full of any Mortgage Loan, and upon receipt by the Custodian of the Master Servicer's request for release, receipt and certification (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account or Distribution Account as provided in the Pooling and

Servicing Agreement), the Custodian shall promptly release the related Custodian's Mortgage File to the Master Servicer.

          5. It is understood that the Custodian will charge such fees for its services under this Agreement as set forth in a separate agreement between the Custodian and the Trustee , the payment of which, together with the Custodian's expenses in connection therewith, shall be solely the obligation of the Trustee.

          6. The Trustee may upon 30 days written notice (with a copy to the Master Servicer ) remove and discharge the Custodian or any successor Custodian thereafter appointed from the performance of its duties under this Custodial Agreement. Simultaneously, the Trustee shall appoint a successor Custodian to act on its behalf by written instrument, one original counterpart of which instrument shall be delivered to each Rating Agency, one copy to the Master Servicer and one copy to the successor Custodian. In the event of any such removal, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodian's Mortgage Files being administered under this Custodial Agreement. Notwithstanding the foregoing, so long as LaSalle National Bank is Trustee, the Master Servicer shall not have a right to remove the Custodian.

          7. Upon reasonable prior written notice to the Custodian, the Trustee and its agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Custodian's Mortgage Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

          8. If the Custodian is furnished with written notice from the Trustee or the Master Servicer that the Pooling and Servicing Agreement has been terminated as to any or all of the Mortgage Loans, it shall upon written request of the Trustee or the Master Servicer release to such persons as the Trustee or the Master Servicer shall designate the Custodian's Mortgage Files relating to such Mortgage Loans as the Trustee or the Master Servicer shall request and shall complete the Assignments of Mortgage and endorse the Notes only as, and if, the Trustee or the Master Servicer shall request. The person making such written request shall send notice of such request to all other parties to the Pooling and Servicing Agreement.

          9. The Custodian shall, at its own expense, maintain at all times during the existence of this Custodial Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance, (c) forgery insurance and (d) errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as custodian in similar transactions provided, however, that so long as the Custodian is rated at least "A" no such insurance shall be required.

          10. This Custodial Agreement may be executed simultaneously in any number of counterparts, each of which counteparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

          11. Within 10 days of each anniversary of the date of this Custodial Agreement, or upon the request of the Trustee or the Master Servicer at any other time, the Custodian shall provide to the Trustee and the Master Servicer a list of all the Mortgage Loans for which the Custodian holds a Custodian's Mortgage File pursuant to this Custodial Agreement. Such list may be in the form of a copy of the Mortgage Loan Schedule with manual deletions to specifically denote any Mortgage Loans paid off, liquidated or repurchased since the date of this Custodial Agreement.

          12. THIS CUSTODIAL AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          13. By execution of this Custodial Agreement, the Custodian warrants that it currently does not hold and during the existence of this Custodial Agreement shall not hold any adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

          14. The Custodian may terminate its obligations under this Custodial Agreement upon at least 60 days notice to the Trustee and the Master Servicer, provided that so long as LaSalle National Bank is the Trustee, LaSalle National Bank will not resign from its duties hereunder. In the event of such termination, the Trustee shall appoint a successor Custodian. Upon such appointment, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodian's Mortgage Files being administered under this Custodial Agreement.

          15. This Custodial Agreement shall terminate upon the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due the Certificateholders under the Pooling and Servicing Agreement. In such event, all documents remaining the Custodian's Mortgage Files shall be forwarded to the Trustee.

          16. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the addressee. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

          IN WITNESS WHEREOF, the Custodian, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first written above.


                                 [LaSalle National Bank]
                                 as Custodian


                                 By:____________________________
                                 Name:
                                 Title:


                                 GMAC COMMERCIAL MORTGAGE CORPORATION,
                                 as Master Servicer


                                 By:____________________________
                                 Name:
                                 Title:


                                 LASALLE NATIONAL BANK,
                                 as Trustee


                                 By:____________________________
                                 Name:
                                 Title:

                                   EXHIBIT E


                        FORM OF SUBSERVICING AGREEMENT

                            SUBSERVICING AGREEMENT
                            ----------------------

     THIS SUBSERVICING AGREEMENT (the "Agreement") is made as of this 1st day of March, 1996 by and between GMAC Commercial Mortgage Corporation and LTC Properties, Inc., as subservicer in such capacity (the "Subservicer").


                                   RECITALS
                                   --------

          A. Pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1996 (the "Pooling and Servicing Agreement") among LTC REMIC Corporation, as Depositor (the "Depositor"), LaSalle National Bank, as Trustee (the "Trustee"), ABN AMRO Bank N.V., as Fiscal Agent (the "Fiscal Agent"), GMAC Commercial Mortgage Corporation, as Master Servicer (the "Master Servicer") and LTC Properties, Inc., as Special Servicer and Originator ("LTC"), the Depositor transferred the entire beneficial ownership in certain mortgage loans (the "Mortgage Loans") to the extent described in the Pooling and Servicing Agreement in exchange for certain pass-through certificates issued in multiple classes. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          B. Pursuant to the Pooling and Servicing Agreement, the Master Servicer has agreed to service the Mortgage Loans and to perform certain other duties as more fully described in the Pooling and Servicing Agreement.

          C. The Master Servicer and the Subservicer desire to enter into this Agreement for the purpose of transferring from the Master Servicer to the Subservicer certain of the Master Servicer's rights and obligations under the Pooling and Servicing Agreement, as more fully set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties set forth herein, the parties hereto do hereby agree as follows:

          1.  Representations, Warranties and Covenants of Subservicer. The
              --------------------------------------------------------
Subservicer hereby represents and warrants to and covenants with the Master Servicer that as of the date hereof and at all times during the term hereof:

          1.1 Organization. The Subservicer is a corporation
              ------------
duly organized, validly existing and in good standing under the laws of the State of Maryland and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement and ensure the enforceability of each Mortgage Loan by the Subservicer in accordance with the terms of this Agreement.

          1.2  No Breach.  The execution and delivery of this Agreement by the
               ---------
Subservicer and its performance of and compliance with the terms of this Agreement will not violate the Subservicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or the lapse of time or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Subservicer is a party or which may be applicable to the Subservicer or any of its assets.

          1.3  Authority. This Agreement, assuming due authorization, execution
               --------
and delivery by the Master Servicer, constitutes a valid, legal and binding obligation of the Subservicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, receiver ship, moratorium and similar laws affecting the rights and remedies of creditors generally and by general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether such enforcement is sought in a proceeding in equity or at law).

          1.4  No Violation.  The Subservicer is not in violation of, and the
               ------------
execution and delivery of this Agreement by the Subservicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any law or regulation applicable to the Subservicer, any order or decree of any court or of any federal, state, municipal or governmental agency having jurisdiction, which violation could reasonably be expected to materially affect the performance of its duties hereunder.

          1.5  No Litigation. No litigation is pending or, to the best knowledge
               -------------
of the Subservicer, threatened, against the Subservicer which would prohibit its entering into or performing its obligations under this Agreement.

     2.   Subservicing of Mortgage Loans.
          ------------------------------

          2.1  General Duties. The Subservicer shall perform for the Master
               --------------
Servicer all services and duties described herein and in the Schedule of Duties to be performed by the Subservicer attached to this Agreement as Exhibit A, in each case in accordance with the terms of the Pooling and Servicing Agreement and of applicable law. In performing its duties hereunder, the Subservicer shall have the status of and shall act as an independent contractor. Nothing herein shall be construed to create a partnership or joint venture between the Master Servicer and the Subservicer. Nothing contained in this Agreement shall prohibit the Master Servicer from taking any action, including the payment of advances or other amounts, which it deems necessary to assure the fulfillment of any of its duties under the Pooling and Servicing Agreement or any related document, agreement or instrument, whether or not the Subservicer is also required to fulfill such duty pursuant to this Agreement.

          2.2  Remittance Reports and Accounting. In addition to the other
               ---------------------------------
reports and information that the Subservicer is required to provide to the Master Servicer pursuant to this Agreement, the Subservicer shall provide to the Master Servicer in each month during the term hereof, no later than the day following the Determination Date, (i) the information described in Exhibit B attached hereto and (ii) with respect to any Subservicing Account meeting the requirements of Section 3.5 of the Pooling and Servicing Agreement or other fund or account maintained by the Subservicer hereunder, a statement prepared by the Subservicer setting forth the status of the applicable fund or account as of the close of business on such Determination Date and detailing, for the period covered by such statement, each category of deposit into and withdrawal from and earnings on such fund or account (clauses (i) and (ii) together, "Servicing Information").

          In addition, on or before April 30 of each year, beginning with April 30, 1997, the Subservicer at its expense shall cause to be prepared and delivered to the Master Servicer, a statement in the form, and prepared by a firm of Independent public accountants satisfying the criteria described in
Section 3.15 of the Pooling and Servicing Agreement, except that such statement shall relate to the Subservicer's subservicing activities hereunder.

  Notwithstanding any other provision contained herein, any required statements, certifications, elections, notices, reports, plans or responses to direction from any Person which are required by the Pooling and Servicing Agreement to be in the name of or to be otherwise provided by the Master Servicer and which are delegated to the Subservicer hereunder shall be prepared by the Subservicer at its expense in the form required by the Pooling and Servicing Agreement and shall be delivered, no later than the second Business Day prior to the day such item is required from the Master Servicer under the Pooling and Servicing Agreement, to the Master Servicer for its execution as Master Servicer and its distribution in accordance with the Pooling and Servicing Agreement.

          2.3  Fidelity Bond and Insurance. The Subservicer, at no expense to
               ---------------------------
the Master Servicer, shall keep in force during the term of this Agreement, for the benefit of the Trustee and the Master Servicer, a policy or policies of insurance covering errors and omissions for failure in the performance of the Subservicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the servicing requirements of prudent institutional commercial mortgage lenders and loan servicers. The Subservicer shall also maintain a fidelity bond in the form and amount that would meet the servicing requirements of prudent institutional commercial mortgage lenders and loan servicers. The Subservicer shall be deemed to have complied with this provision if an affiliate of the Subservicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Subservicer. Each such fidelity bond and errors and omissions policy shall be issued by an insurer having a claims-paying ability of at least "A" by S&P and "A" by Fitch or otherwise acceptable to the Rating Agencies; provided, however, that so long as the long term debt or deposit obligations of the Subservicer are rated at least "A" by S&P and Fitch, the Subservicer shall be allowed to provide self-insurance with respect to an errors and omissions insurance policy; provided further that if such long term debt or deposit obligation is at the time of such investment not rated by Fitch, such long term debt or deposit need only be rated by S&P. Any such errors and omissions policy and fidelity bond shall not be canceled without 10 days' prior written notice to the Trustee and the Master Servicer.

          2.4  Documents Received After Termination. The Subservicer shall
               ------------------------------------
promptly deliver and remit to the Master Servicer any Mortgage Files and any and all bills, invoices, insurance policies, letters, documents and all other correspondence or communications relating to the Mortgage Loans (collectively, "Loan Documents") that are received by the Subservicer after termination of this Agreement. The Subservicer's obligations under this Section 2.4 with respect to such documents, correspondence and communications shall be those of a trustee or other fiduciary.

          2.5  Remittances into the Collection Account. The Subservicer shall
               ---------------------------------------
deposit into the Collection Account not later than three Business Days after receipt thereof or the day preceding each Master Servicer Remittance Date, all proceeds of Mortgage Loans received by the Subservicer in accordance with
Section 3.1(b)(2) of the Pooling and Servicing Agreement, without any deduction for the Subservicer's servicing compensation; provided, however, that Mortgage
                                              --------  -------
Loan proceeds received by the Subservicer on or within two Business Days prior to the Determination Date shall be deposited into the Collection Account no later than the date after the Determination Date. If the Subservicer fails to remit to the Master Servicer any amounts required to be remitted pursuant to this section, the Subservicer shall pay interest at the Advance Rate on amounts not remitted.

          2.6  Statements as to Compliance.  On or before April 30 of each year,
               ---------------------------
beginning April 30, 1997, the Subservicer will deliver to the Master Servicer, the Trustee and the Depositor an Officers' Certificate stating, as to the signatory thereof, that (i) a review of the activities of the Subservicer during the preceding calendar year (or such longer period from the Closing Date to the end of the related calendar year) and of its performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Subservicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year (or such longer period), or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer, the nature and status thereof and what action the Subservicer proposes to take with respect thereto and (iii) whether it has received any notice regarding qualification, or challenging the status, of either of the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC from the Internal Revenue Service or any other governmental agency or body.

          2.7  Purchase of All Outstanding Mortgage Loans. The Subservicer shall
               ------------------------------------------
be assigned, the right of the Master Servicer during the term of this Agreement to exercise the option contained in Section 9.1(c) of the Pooling and Servicing Agreement to purchase all of the Mortgage Loans then included in the Trust Fund, all property acquired in respect of any Mortgage Loan and any assets conveyed to the Trust Fund.

          If the Subservicer elects to exercise such option, it shall notify the Master Servicer and the Trustee of such election no later than 30 days prior to the Early Termination Determination Date, as provided in Section 9.1 of the Pooling and Servicing Agreement. Upon payment by the Subservicer to the Master Servicer for deposit into the Collection Account in accordance with the Pooling and Servicing Agreement of the amount required by Section 9.1 thereof in connection with the exercise of such option, the Master Servicer shall release or cause to be released to the Subservicer, promptly upon its receipt thereof, the Mortgage Files for the remaining Mortgage Loans and REO Properties, and shall execute and deliver or cause to be executed and delivered such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Subservicer title to such Mortgage Loans and REO Properties.

          2.8  Modifications, Waivers, Amendments and Consents.
               -----------------------------------------------

               (a) So long as the Subservicer and Special Servicer is LTC, the Subservicer may, and is hereby expressly permitted to, consent to any modification, waiver or amendment of any term of any Mortgage Loan serviced by the Subservicer, or to any substitution of collateral, requested by the related Borrower without the prior consent of the Master Servicer, except as prohibited by this Section 2.8. The Subservicer is expressly authorized to execute and deliver all agreements, letters, certificates and other written instruments necessary to effect any such modification, waiver or amendment. All modifications, waivers or amendments of any such Mortgage Loan shall be in writing and shall be consistent with the servicing standard set forth in Section
3.1 of the Pooling and Servicing Agreement.

               (b) The Subservicer may not agree to a modification, waiver or amendment of any term of any Mortgage Loan if such modification, waiver or amendment would:

                    (i) cause (A) a loss of REMIC status with respect to either the Upper-Tier REMIC or Lower-Tier REMIC, or (B) a gain on the disposition of a Qualified Mortgage which would be subject to the 100% tax on prohibited transactions imposed by Section 860F(a) of the Code, or (C) the Upper-Tier REMIC or Lower-Tier REMIC to be subject to any tax under the REMIC Provisions, which shall be required to be evidenced by an Opinion of Counsel to be obtained at the expense of the Borrower requesting such modification, waiver or amendment;

                    (ii) reduce in any manner the amount of, or delay or alter the timing of, payments to be received on such Mortgage Loan which are required to be distributed on any Certificate, unless a default in respect of payment on such Mortgage Loan has occurred, or, in the Subservicer's reasonable judgment, as evidenced by an Officer's Certificate, is imminent; or

                    (iii) result in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding principal prepayment in an amount not less than the fair market value (as determined by an appraisal delivered to the Subservicer) of the property to be released, or would in the Subservicer's judgment, otherwise materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon, unless a default in respect of payment on such Mortgage Loan has occurred, or, in the Subservicer's reason able judgment, as evidenced by an Officer's Certificate, is imminent.

               (c) The Subservicer may (i) extend the date on which any Balloon Payment is scheduled to be due, and (ii) defer a portion of the scheduled monthly payments of principal and interest on any Mortgage Loan, provided, that
                                                                 --------
the Subservicer has determined that the conditions set forth in Sections 3.20(c) and (d) of the Pooling and Servicing Agreement, respectively, are satisfied.

               (d) The Subservicer may from time to time permit a Borrower to substitute collateral for all or a portion of the related Mortgaged Property or pledge additional collateral for the related Mortgage Loan, or may release part of the related Mortgaged Property from the lien of the related Mortgage, provided, that the Subservicer has determined that the conditions set forth in
Section 3.20(h) of the Pooling and Servicing Agreement are satisfied.

               (e) Notwithstanding anything to the contrary contained in this Agreement, the Subservicer shall not agree to any modification, waiver, amendment or consent pursuant to subsections (b), (c) or (d) above unless each Rating Agency shall have confirmed in writing that such modification, waiver, amendment or consent will not result in the downgrading or withdrawal of the then current rating of the Certificates by such Rating Agency, or Certificateholders representing 100% of the Voting Rights shall have consented thereto.

               (f) The Subservicer may, as a condition to granting any request by a Borrower for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is not prohibited by the terms of this Agreement, require that such Borrower pay to the Subservicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Subservicer.

               (g) The Subservicer is expressly permitted to exercise all of the rights granted under this Section 2.8 without the prior consent of the Special Servicer, and upon exercise of such rights, shall not be required to convey to the Special Servicer any of the Mortgage Loans serviced by the Subservicer, including any modified or amended Mortgage Loan. The Subservicer is expressly permitted to, and shall, service and administer the Mortgage Loans it is obligated to service pursuant to this Agreement.

               (h) The Subservicer shall notify the Trustee and the Master Servicer of any modification, waiver or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Custodian for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof.

          2.9  Filing and Recording Fees. All costs and fees incurred in
               -------------------------
connection with the filing of any UCC-2 or UCC-3 filings or the recording of any assignments or reassignments of leases, rents and profits pursuant to Section
2.01 of the Pooling and Servicing Agreement shall be borne by the Subservicer.

          2.10  Advances.  All advances required hereunder pursuant to Section
                -------
3.22 of the Pooling and Servicing Agreement shall be made no later than 2 days after the related Determination Date.

     3.  Compensation to the Subservicer.
         -------------------------------

          3.1  Subservicing Fee. As compensation for the activities of the
               ----------------
Subservicer hereunder, the Master Servicer shall, no later than the first Business Day following each Distribution Date, remit to the Subservicer the Subservicing Fee, as described below, with respect to each Mortgage Loan, payable from amounts in the Collection Account paid to the Master Servicer. The Subservicing Fee, with respect to each Mortgage Loan and for each Due Period, shall be an amount equal to the product of one-twelfth of the Subservicing Fee Rate and the Scheduled Principal Balance of each Mortgage Loan outstanding immediately prior to the application of the Monthly Payment due on the Due Date in such Due Period; provided however, that the Subservicer's right to receive
                    -------- -------
the Subservicing Fee shall be subject to the requirement that the Subservicing Fee be applied to cover any excess of Prepayment Interest Shortfalls over Prepayment Interest Excess for such Due Period. The Subservicing Fee Rate is equal to .02% (two basis points) per annum. The right to receive the Subservicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Subservicer's responsibilities and obligations under this Agreement.

          3.2 Reimbursements. The Master Servicer shall remit to the Subservicer, solely from funds available to Master Servicer pursuant to the Pooling and Servicing Agreement, the following amounts: (i) amounts sufficient to reimburse LTC for all Servicing Advances and P&I Advances pursuant to the Pooling and Servicing Agreement made by LTC plus any applicable interest on any such advances pursuant to the Pooling and Servicing Agreement, if and when funds are available for withdrawal in respect thereof by the Master Servicer pursuant to Section 3.6(ii) of the Pooling and Servicing Agreement; and (ii) amounts sufficient to indemnify LTC for any loss, liability or expense incurred by LTC for which indemnity from the Trust Fund is received by the Master Servicer pursuant to Section 6.3 of the Pooling and Servicing Agreement if and when funds are available for withdrawal in respect thereof by the Master Servicer pursuant to the Pooling and Servicing Agreement subject to the Master Servicer's recovery of its loss, liability or expenses from such monies.

          3.3  Other Expenses. The Subservicer shall be required to pay all
               --------------
expenses incurred by it in connection with its subservicing activities hereunder, including payment of premiums for the fidelity bond and insurance required by Section 2.3 hereof. Except as otherwise provided herein, the Master Servicer shall not be responsible to reimburse the Subservicer for any expenses incurred by the Subservicer or any disbursements or advances required to be made by the Subservicer in the performance of the Subservicer's duties hereunder and under the Pooling and Servicing Agreement. It is hereby understood that the Subservicing Fee and the reimbursement payments payable under Section 3.2 hereof represent the sole compensation payable by the Master Servicer to the Subservicer hereunder.

          3.4  Master Servicer Obligations. The Master Servicer agrees to
               ---------------------------
request payment and/or reimbursement as contemplated by Sections 3.1 and 3.2 hereof when and as permitted by, and in accordance with, the Pooling and Servicing Agreement. In addition, the Master Servicer shall furnish the Subservicer with copies of all notices received by the Master Servicer under the Pooling and Servicing Agreement (other than such notices furnished by the Subservicer) as soon as is practicable following the Master Servicer's receipt of the same.

          3.5  Certain Trust Fund Expenses. As long as the Subservicer is LTC
               ---------------------------
all expenses of the Trust Fund in connection with ongoing fees of the Rating Agencies shall be borne by the Subservicer at its sole expense.

     4.  Term.  Except in the event that this Agreement is terminated pursuant
         ----
to Section 5.1, 5.2 or 5.3 hereof, this Agreement shall continue in effect until the termination of the obligations and responsibilities of the parties to the Pooling and Servicing Agreement under the Pooling and Servicing Agreement pursuant to Article IX thereof.

     5.   Termination.
          -----------

          5.1  Termination for Cause. The occurrence of any of the following
               ---------------------
events shall constitute a "Subservicer Default:"

               (a) If the Subservicer shall fail to pay to the Master Servicer any amount due to the Master Servicer pursuant to Section 7.1 hereunder and such failure shall continue for a period of 30 days after written notice thereof has been delivered to the Subservicer by the Master Servicer;

               (b) If the Subservicer shall fail to make any payment, other than as described in (a) above, when due hereunder;

               (c) If the Subservicer shall materially breach any other term of this Agreement or any term of the Pooling and Servicing Agreement specified in Exhibit A hereto and such breach shall not be cured within 50 days after written notice thereof has been delivered to the Subservicer by the Master Servicer;

               (d) If a decree or order for relief of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Subservicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Subservicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Subservicer or of or relating to all or substantially all of its property; or the Subservicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations; or

               (e) If the Subservicer shall assign or attempt to assign its interest under this Agreement or delegate or at tempt to delegate any portion of its rights, duties or obligations hereunder without the written consent of the Master Servicer; provided, however, that delegation of the Subservicer's duties and obligations shall not constitute a default hereunder so long as the Subservicer remains pri marily liable to the Master Servicer for the duties or obligations so delegated.

          In each and every case, so long as a Subservicer Default shall not have been remedied, the Master Servicer may, by notice in writing to the Subservicer, terminate all of the rights and obligations of the Subservicer as subservicer under this Agreement. On or after the receipt by the Subservicer of such written notice, all of its authority and power under this Agreement shall pass to and be vested in the Master Servicer pursuant to and under this Section.


          5.2  Termination by Trustee or Other Successor Master Servicer.
               ---------------------------------------------------------
Notwithstanding anything to the contrary contained herein, in the event that the Master Servicer shall, for any reason (including, without limitation, termination of the Master Servicer pursuant to Article VII of the Pooling and Servicing Agreement) no longer be the Master Servicer under the Pooling and Servicing Agreement, the Trustee or any successor Master Servicer under the Pooling and Servicing Agreement shall, pursuant to Section 9 hereof, assume the rights and obligations of the Master Servicer under this Agreement. The Trustee or such successor Master Servicer shall only be entitled to terminate this Agreement upon the occurrence of the events described in Section 5.1 hereof.

          5.3  Rights Upon Termination. Upon termination of this Agreement
               -----------------------
pursuant to Section 5.1 hereof, the Subservicer shall deliver to the Master Servicer all documents relating to the Mortgage Loans in its possession not previously delivered to the Master Servicer, together with all funds held with respect to the Mortgage Loans. In addition, the Subservicer shall cooperate with the Master Servicer and use its reasonable best efforts to assist the Master Servicer in the transfer of the servicing rights to the Master Servicer or the Master Servicer's nominee. Upon termination of this Agreement pursuant to
Section 5.2 hereof, the Subservicer shall deliver to the Trustee, as successor to the rights and obligations of the Master Servicer hereunder, all documents relating to the Mortgage Loans in its possession not previously delivered to the Master Servicer, together with all funds held with respect to the Mortgage Loans, and shall cooperate with and assist the Trustee to the same extent as it would the Master Servicer pursuant to the preceding sentence. The Master Servicer and the Subservicer each covenants and agrees to comply with all laws, rules and regulations of any federal, state or local government authority applicable to the termination of this Agreement and the transfer of the servicing rights to the Master Servicer or the Trustee, as applicable.

          5.4  Limitation on Resignation of the Subservicer. The Subservicer
               --------------------------------------------
shall not resign from the obligations and duties hereby imposed on it except (a) by mutual consent of the Master Servicer and the Subservicer, or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the foregoing clauses shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer.

     6.   Additional Rights of the Master Servicer.
          ----------------------------------------

          6.1  Ownership of Documentation. Subject to the rights of the Trustee
               --------------------------
and the Certificateholders under the Pooling and Servicing Agreement, all Mortgage Files held or received by the Subservicer in connection with the subservicing of the Mortgage Loans, whether or not prepared, developed or originated by the Subservicer, shall be and remain at all times the property of the Master Servicer, it being expressly understood that any Mortgage Files in the possession of the Subservicer are retained in a custodial capacity only in order, and during only such time as is necessary, to permit the performance of the Subservicer's obligations hereunder. Subject to the last sentence of this
Section 6.1, the Subservicer shall not acquire any vested rights with respect to the Mortgage Files and shall not have the right to possession of them except as may be necessary to permit the Subservicer to fulfill its obligations hereunder. Subsequent to the termination of this Agreement, the Subservicer shall promptly deliver all such Mortgage Files to the Master Servicer or the Trustee, as applicable. Such delivery shall be accompanied by a list identifying the Mortgage File for each Mortgage Loan, the Master Servicer's loan number (provided that the Master Servicer previously has furnished its loan numbers to the Subservicer) and such other information as is reasonably requested by the Master Servicer or the Trustee to identify the Mortgage Loans so delivered. Notwithstanding anything contained in this Section 6.1 to the contrary, copies of Mortgage Files maintained by the Subservicer shall remain the property of the Subservicer and may be retained by the Subservicer after the termination of this Agreement.

          6.2  Inspection of Mortgage Records.  The Master Servicer and its
               ------------------------------
representatives, agents, consultants, examiners and other Persons authorized by the Master Servicer shall have the right to inspect the documents and records maintained by the Subservicer with respect to the Mortgage Loans during the Subservicer's regular business hours upon reasonable notice, and the Subservicer shall make such documents and records available to the Master Servicer for inspection. The Subservicer shall afford the Depositor and the Trustee access to records in accordance with Sections 3.23, 6.5 and 6.8 of the Pooling and Servicing Agreement.

     7.   Indemnification.
          ---------------

          7.1  General. The Subservicer agrees to pay, and shall indemnify,
               -------
defend and hold harmless, the Master Servicer and the Master Servicer's directors, officers, employees and agents (collectively, "Indemnitee"), from and against any loss, liability, penalty, fine or expense incurred in connection with any action or claim (including the reasonable compensation and the expenses and disbursements of its counsel) incurred in defending any claim or action or enforcing this indemnity that may result from, relate to or arise out of the Subservicer's acting as subservicer under, breach of or failure to act under, this Agreement or any payment contemplated under, or transaction contemplated by, this Agreement; provided, however, that the indemnity obligation of the
                    --------  -------
Subservicer shall not apply to any loss, liability or expense arising or resulting from (a) the negligence, intentional misconduct or bad faith of such Indemnitee, (b) the failure of the Master Servicer to perform its obligations hereunder, (c) the breach of the Master Servicer's representations and warranties in Section 2.5 of the Pooling and Servicing Agreement or (d) actions taken, or omitted to be taken, by the Subservicer specifically in accordance with instructions furnished by the Master Servicer pursuant to or in connection with this Agreement; and provided, further, that upon full payment of the
                         --------  -------
indemnity provided herein, the Subservicer shall be subrogated to all rights and remedies of the Indemnitee so indemnified, in respect of the matter against which indemnity has been paid.

          7.2  Survival.  All indemnities, obligations, adjusments and payments
               --------
provided for in this Section 7 shall survive, and remain in full force and effect, notwithstanding the expiration or other termination of this Agreement or of the Pooling and Servicing Agreement. The obligations of the Subservicer in respect of all such indemnities, obligations, adjustments and payments are expressly made for the benefit of, and shall be enforceable by, the Indemnitee entitled thereto, without declaring any breach of or default under the Pooling and Servicing Agreement or taking any other action thereunder, and notwithstanding any provision of the Pooling and Servicing Agreement.

     8.   Notices.  Any notices and communications hereunder shall be given and
          -------
deemed given as provided for in Section 10.4 of the Pooling and Servicing Agreement.

     9.   Right of Assumption by Trustee.  In the event that the Master Servicer
          ------------------------------
shall, for any reason, no longer be the Master Servicer under the Pooling and Servicing Agreement, including without limitation termination of the Master Servicer in accordance with Article VII thereof, the Trustee, as successor to the Master Servicer in its capacity as the Master Servicer under the Pooling and Servicing Agreement or any successor Master Servicer, shall succeed to all of the rights, title and interest of the Master Servicer and assume all of the obligations, duties and liabilities of the Master Servicer under this Agreement without any further act. In such event, the Trustee or the successor Master Servicer appointed pursuant to the Pooling and Servicing Agreement shall be deemed to have replaced the Master Servicer as a party to this Agreement to the same extent as if this Agreement had been assigned to the assuming party. Notwithstanding the foregoing, the Master Servicer shall not thereby be relieved of any obligations, duties or liabilities under this Agreement with regard to events occurring prior to the date the Master Servicer ceased to be the Master Servicer under the Pooling and Servicing Agreement. Following the assumption of the rights and obligations of the Master Servicer pursuant to this Section, the Subservicer at the expense of the Master Servicer shall, upon the request of the Trustee or such successor Master Servicer, deliver to the assuming party all documents and records relating to this Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its reasonable best efforts to effect the orderly and efficient transfer of this Agreement to the assuming party.

     10.  Miscellaneous.
          -------------

          10.1  Entire Agreement; Amendments. This Agreement together with the
                ----------------------------
other written agreements referred to herein is intended by the parties to be the final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Agreement supersedes any prior understanding between the parties, whether oral or written. Notwithstanding the foregoing, in the event that the provisions of this Agreement are inconsistent with the provisions of the Pooling and Servicing Agreement, the provisions of the Pooling and Servicing Agreement shall prevail. Any amendments to this Agreement shall be in writing and shall be signed by all parties hereto.

          10.2  Invalidity. To the extent permitted by law, the invalidity of
                ----------
any portion of this Agreement shall in no way affect the remaining portions hereof.

          10.3  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
                -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          10.4  Agreement Binding. This Agreement shall be binding upon and
                -----------------
inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          10.5  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts. Each counterpart so executed shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

          10.6  Assignment. Neither party shall assign this Agreement or any
                ----------
rights hereunder (including but not limited to the right to receive compensation or money due hereunder) without the prior written consent of the other party hereto; provided, however, that any assumption of the Master Servicer's rights
        --------  -------
pursuant to Section 9 hereof and Sections 6.2 and 6.4 of the Pooling and Servicing Agreement shall not require the consent of either party hereto.

          10.7  Disputes. In the event of any dispute between the parties to
                --------
this Agreement, the prevailing party shall be entitled to immediate payment of all costs incurred by such party in such dispute, including but not limited to court costs and reasonable attorneys's fees.

          10.8  Section Headings. Section headings of this Agreement are
                ----------------
inserted for convenience only and do not in any manner limit or expand this Agreement and do not constitute a part of this Agreement.

          10.9  Further Assurances. To the extent permitted by law, each of the
                ------------------
Master Servicer and the Subservicer agrees that it will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further instruments as either party hereto or the Trustee may reasonably request to effectuate the intention of or facilitate the perfor-mance of this Agreement or the Pooling and Servicing Agreement.

          10.10  Exercise of Rights. No failure or delay on the part of either
                 ------------------
party to exercise any right, power or privilege under this Agreement and no course of dealing between the Master Servicer and the Subservicer shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the other party to any other or further action in any circumstances without notice or demand.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.


                         GMAC COMMERCIAL MORTGAGE
                           CORPORATION

                         By:
                         Name:
                         Title:


                         LTC PROPERTIES, INC.


                         By:________________________________
                            Name:
                            Title:

                                   EXHIBIT A


                              Schedule of Duties
                      to be Performed by the Subservicer

     In addition to the duties otherwise contained in the Subservicing Agreement, the Subservicer shall be obligated to perform the following, in each case at the time and in the manner required under the terms of the Pooling and Servicing Agreement (capitalized terms used in this Exhibit A have the meanings assigned thereto in the Subservicing Agreement or the Pooling and Servicing Agreement, as the case may be):

     1. To provide the Trustee and the Master Servicer with the list of servicing officers of the Subservicer as defined in the definition of "Servicing Officer" in Article I of the Pooling and Servicing Agreement.

     2. Upon discovery by the Subservicer of the existence in any material respect of a repurchase or substitution event as set forth in Section 3.2 of the Transfer and Repurchase Agreement in respect of any Mortgage Loan, to give prompt notice to the Trustee, the Master Servicer and the Special Master Servicer as required of the Master Servicer in Section 2.3 of the Pooling and Servicing Agreement.

     3. To give the notices required of the Master Servicer by Section 2.3(c) of the Pooling and Servicing Agreement.

     4. To give the notices required of the Master Servicer by Section 2.5(b) of the Pooling and Servicing Agreement.

     5. To give the notices required of the Master Servicer by Section 2.6(b) of the Pooling and Servicing Agreement.

     6. To (a) perform the duties of the Master Servicer set forth in Subsection 3.1(a) of the Pooling and Servicing Agreement, (b) indemnify the Master Servicer, the Trustee and the Depositor, as specified in the Pooling and Servicing Agreement, to the extent the Subservicer breaches its obligations in the Subservicing Agreement, (c) comply with all statutory or regulatory requirements with regard to the manner in which it conducts its activities pursuant to this item and the Subservicing Agreement, and (d) cooperate with the Master Servicer in its performance of the Master Servicer's duties in
Section 3.1(a) of the

Pooling and Servicing Agreement. The indemnities of the Subservicer pursuant to this item shall survive the termination or discharge of the Subservicing Agreement or the Pooling and Servicing Agreement. Notwithstanding anything contained herein to the contrary, the Subservicer shall not be permitted to terminate the Special Servicer without the prior written consent of the Master Servicer.

     7. To perform the duties of the Master Servicer set forth in Sections 3.1(d) (subject to the Master Servicer's determination regarding recoverability), 3.3, 3.4 (subject to the Master Servicer's determination regarding recoverability), 3.8, 3.9, 3.10, 3.16, 3.22, 4.8 and 6.8 of the Pooling and Servicing Agreement.

     8. To provide the information needed by the Master Servicer for the Master Servicer to provide the reports required in Section 4.3 of Pooling and Servicing Agreement.

     9. To provide information reasonably requested by the Master Servicer to enable the Master Servicer to deliver the statements required by Section 3.13 of the Pooling and Servicing Agreement.

     10. At the Master Servicer's request to perform the duties set forth in Sections 3.21(a) and 3.21(d) of the Pooling and Servicing Agreement.

     11. To deliver to the Master Servicer (i) an Officer's Certificate of the Subservicer, containing substantially the information required pursuant to
Section 3.14 of the Pooling and Servicing Agreement on or before April 15 of each year, beginning April 30, 1997, but referring to the Subservicer's obligations under the Subservicing Agreement, (ii) an annual independent public accountants' servicing report, containing substantially the information required pursuant to Section 3.15 of the Pooling and Servicing Agreement on or before April 30 of each year, beginning April 15, 1997, but referring to the Subservicer's obligations under the Subservicing Agreement, and (iii) such other information, certified by a responsible officer of the Subservicer, regarding the Subservicer's organization, activities and personnel as the Master Servicer or the Trustee may reason ably request from time to time.

     12.  To perform the inspections required of the Master Servicer in Section
3.19 of the Pooling and Servicing Agreement.

     13. To perform the duties of the Master Servicer set forth in Section 6.5 of the Pooling and Servicing Agreement.

Exhibit B
---------

Remittance to GMAC Trust for period ending

Facility #      Beginning    Principal    Monthly    Principal   Interest   Scheduled   Mortgage    Servicing       Net
                 Balance     Prepymts     Payment                            Ending     Interest      Fees        Mortgage
                                                                             Balance      Rate                    Interest
                                                                                                                    Rate
------------------------------------------------------------------------------------------------------------------------------------
PC 001
PC 002
PC 002


  Paid      Liquidation    Liquidation     Loan      Payment
Through       Date          Amount         Status    Retension
  Date                                                Account
                                                      Indicate
-------------------------------------------------------------------

Facility #      Beginning    Principal    Monthly    Principal   Interest   Scheduled   Mortgage    Servicing       Net
                 Balance     Prepymts     Payment                            Ending     Interest      Fees        Mortgage
                                                                             Balance      Rate                    Interest
                                                                                                                    Rate
-----------------------------------------------------------------------------------------------------------------------------------
PC 003
PC 004
PC 005
PC 006
PC 007
PC 008
                       0.00                  0.00       0.00      0.00       0.00
                       ----                  ----       ----      ----       ----

  Paid      Liquidation    Liquidation     Loan      Payment
Through       Date          Amount         Status    Retension
  Date                                                Account
                                                      Indicate
-----------------------------------------------------------------